UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                  May 28, 2004
                -----------------------------------------------
                Date of report (Date of earliest event reported)


                            ROCK OF AGES CORPORATION
              ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-29464                03-0153200
----------------------------    ---------------------      -------------------
(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
     of Incorporation)                                     Identification No.)


               772 Graniteville Road, Graniteville, Vermont 05654
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                (802) 476-3121
              --------------------------------------------------
             (Registrant's telephone number, including area code)


         -------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On May 28, 2004, Rock of Ages Corporation (the "Company") announced that it had received notice that the decision of the arbitral tribunal in the pending ICC arbitration, Granite Stone Business International Sarl (f/k/a Eurimex SA) v. Rock of Ages Corporation, had been submitted for review by the ICC, and that the deadline for issuance by the ICC Court of a final decision in such arbitration had been extended from May 31, 2004 to August 31, 2004. The Company's announcement said the Company expected to receive a decision well before the August 31 deadline.

         The press release issued by the Company on May 28, 2004 is attached as
Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

99.1     Press Release issued by Rock of Ages Corporation on May 28, 2004.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ROCK OF AGES CORPORATION

                                            By: /s/ Michael Tule
                                               ---------------------------
                                            Michael Tule
                                            Vice President/General Counsel

Dated: May 28, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
____________      _______________________________________________

99.1              Press Release issued by Rock of Ages Corporation on May 28,
                  2004.